Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DAVIDsTEA Inc. (the “Company”) on Form 10-Q for the period ended October 31, 2015, as filed with the Securities and Exchange Commission (the “Report”), I, Sylvain Toutant, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1)             the Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 10, 2015	/s/ Sylvain Toutant
Sylvain Toutant
President and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to DAVIDsTEA Inc. and will be retained by DAVIDsTEA Inc. and furnished to the Securities and Exchange Commission or its staff upon request.